UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  AUGUST  29,  2005

                                 PIZZA INN, INC.
             (Exact name of registrant as specified in its charter)

          MISSOURI                    0-12919               47-0654575
   (State or other jurisdiction (Commission File Number)  (IRS Employer
       of incorporation)                                 Identification No.)

                 3551 PLANO PARKWAY, THE COLONY, TEXAS     75056
          (Address of principal executive offices)          (Zip Code)

Registrant's  telephone  number,  including  area  code  (469)  384-5000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On August 29, 2005, the Company and Wells Fargo Bank, National Association ("Wells Fargo") entered into a Third Amendment to Third Amended and Restated Loan Agreement and Second Amendment to Real Estate Note, to be effective as of June 26, 2005, amending the Company's existing revolving credit and term loan agreements with Wells Fargo. The amendment provides for a $6.0 million revolving credit line that will expire October 1, 2007, replacing a $3.0 million credit line that was due to expire December 23, 2005. Additionally, the amendment increases annual capital expenditure limits from $500,000 to $3,000,000 and modifies certain financial covenants for the revolving credit and term loans. Interest is provided for at a rate equal to Prime less an interest rate margin from 0.75% to Prime plus an interest rate margin of 1.75% or, at the Company's option, at the Eurodollar plus an interest rate margin of 1.25% to 3.75%. The interest rate margin is based on the Company's performance under certain financial ratio tests.


ITEM  7.01     REGULATION  FD  DISCLOSURE.

     Pizza Inn, Inc. elects to disclose the information in the press release furnished as Exhibit 99.1 to this report and incorporated herein by reference through Form 8-K pursuant to Regulation FD.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (C)     EXHIBITS.


                     EXHIBIT NO.     DESCRIPTION OF EXHIBIT
                     -----------     ----------------------
99.1  Press  Release  dated  August  26,  2005  (furnished  herewith  and
----  incorporated  herein  by  reference)
99.2 Third Amendment to Third Amended and Restated Loan Agreement and Second ---- Amendment to Real Estate Note dated August 29, 2005, to be effective as of
      June 26, 2005 (furnished herewith and incorporated herein by reference)
99.3 Ninth Amended and Restated Revolving Credit Note dated August 29, 2005, ---- to be effective as of June 26, 2005 (furnished herewith and incorporated herein  by  reference)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Pizza  Inn,  Inc.

Date:  August  29,  2005              By: /s/ Shawn M. Preator
                                      Name:   Shawn M. Preator
                                      Title:  Chief Financial Officer